SUPPLEMENT DATED APRIL 14, 2021
TO

PROSPECTUSES DATED MAY 2, 2011
FOR MASTERS I SHARE NY, MASTERS CHOICE II NY, MASTERS FLEX II NY
AND MASTERS EXTRA II NY

ISSUED BY DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
DELAWARE LIFE NY VARIABLE ACCOUNT C

This supplement contains information regarding changes to investment options that are available under your Contract.

Effective on or around April 30, 2021, the names of the following investment options will be changed:

Current Name	New Name
Invesco Oppenheimer V.I. Capital Appreciation Fund	Invesco V.I. Capital Appreciation Fund

Invesco Oppenheimer V.I. Global Fund	Invesco V.I. Global Fund

THE CONTRACTS REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.